Exhibit 99.1

PeerStream Name Change to Paltalk, Inc. and New Ticker Symbol, “PALT” Effective Friday, May 15, 2020

NEW YORK, NY - May 14, 2020 - PeerStream, Inc. (“PeerStream,” the “Company,” “we,” “our” or “us”) (OTCQB: PEER), a leading communications software innovator that powers multimedia social applications and developer of secure communications software, today announced that the Company’s corporate name has been changed from “PeerStream, Inc.” to “Paltalk, Inc.,” effective Friday, May 15, 2020, and that the change of its ticker symbol from “PEER” to “PALT” has been approved by the Financial Industry Regulatory Authority (FINRA). The Company’s common stock will continue to trade on the OTC Markets and begin trading under the new ticker symbol (OTCQB: PALT) (CUSIP 69764K106), effective at the opening of trading hours on Friday, May 15, 2020.

As previously announced, the corporate name change reflects the Company’s roots and strategic refocus on its multimedia social apps, Paltalk and Camfrog, which together are host to one of the world’s largest collections of video-based communities.

ABOUT PEERSTREAM, INC. (OTCQB: PEER)

PeerStream is a communications software innovator that powers multimedia social applications. We have also developed a suite of secure communications software for use worldwide. Our product portfolio includes Paltalk and Camfrog, which together host one of the world’s largest collections of video-based communities. Our other products include Tinychat and Vumber. The Company has an over 20-year history of technology innovation and holds 18 patents. For more information, please visit: http://www.peerstream.com.

To be added to our news distribution list, please visit: http://www.peerstream.com/investor-alerts/.

FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential,” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, the impact of the recent coronavirus outbreak on our results of operations and our business; our ability to effectively market and generate revenue from our applications, risks and uncertainties related to our increasing focus on the use of new and novel technologies, such as blockchain and Props tokens, to enhance our applications, and our ability to timely complete development of applications using new technologies; our ability to effectively integrate Props tokens into our existing applications; our ability to effectively secure new software development and licensing customers; legal and regulatory requirements related to the use of blockchain, including us holding and distributing cryptocurrencies and accepting cryptocurrencies as a method of payment for our services; the use of the internet and privacy and protection of user data; risks related to our holdings of digital tokens, including risks related to the volatility of the trading price of digital tokens and our ability to convert digital tokens into fiat currency; and our ability to manage our partnerships and strategic alliances. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

CONTACTS:

IR@peerstream.com

Stephanie Prince

PCG Advisory

sprince@pcgadvisory.com

646-762-4518